Document and Entity Information (USD $)	12 Months Ended
	Sep. 30, 2011	Nov. 30, 2011	Mar. 31, 2011
Document And Entity Information
Entity Registrant Name	PATRIOT TRANSPORTATION HOLDING INC
Entity Central Index Key	0000844059
Document Type	10-K
Document Period End Date	Sep 30, 2011
Amendment Flag	false
Current Fiscal Year End Date	--09-30
Is Entity a Well-known Seasoned Issuer?	No
Is Entity a Voluntary Filer?	No
Is Entity's Reporting Status Current?	Yes
Entity Filer Category	Accelerated Filer
Entity Public Float			$ 116,320,770
Entity Common Stock, Shares Outstanding		9,283,610
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Sep. 30, 2010
Current assets:
Cash and cash equivalents	$ 21,026	$ 17,151
Accounts receivable, net of allowance for doubtful accounts of $111 and $83, respectively	6,702	5,940
Federal and state income taxes receivable	93	930
Notes Receivable	0	1,238
Inventory of parts and supplies	1,121	665
Deferred income taxes	201	0
Prepaid tires on equipment	1,381	1,246
Prepaid taxes and licenses	1,860	1,813
Prepaid insurance	2,111	2,185
Prepaid expenses, other	85	62
Assets to be disposed of	114	542
Total current assets	34,694	31,772
Property and equipment, at cost:
Land	100,922	93,707
Buildings	134,475	127,617
Equipment	75,731	72,062
Construction in progress	2,802	1,366
Property, plant and equipment, at cost	313,930	294,752
Less accumulated depreciation and depletion	104,942	96,636
Net property, plant and equipment	208,988	198,116
Real estate held for investment, at cost	6,848	7,124
Investment in joint venture	7,412	7,344
Goodwill	1,087	1,087
Notes Receivable, less current portion	0	4,382
Unrealized rents	3,604	3,357
Other assets	3,757	4,530
Total assets	266,390	257,712
Current liabilities:
Accounts payable	3,948	3,384
Deferred income taxes	0	174
Accrued payroll and benefits	4,992	5,255
Accrued insurance	3,303	2,373
Accrued liabilities, other	1,053	994
Long-term debt due within one year	4,902	4,588
Liabilities of discontinued operations	34	1,327
Total current liabilities	18,232	18,095
Long-term debt, less current portion	62,370	67,272
Deferred income taxes	16,919	16,084
Accrued insurance	2,548	2,483
Other liabilities	1,874	1,722
Commitments and contingencies (Note 8)
Shareholders' equity:
Preferred stock, no par value; 5,000,000 shares authorized	0	0
Common stock, $.10 par value; 25,000,000 shares authorized, 9,288,023 and 9,278,088 shares issued	929	928
Capital in excess of par value	38,845	37,511
Retained earnings	124,642	113,597
Accumulated other comprehensive income, net	31	20
Total shareholders' equity	164,447	152,056
Total liabilities and shareholders' equity	$ 266,390	$ 257,712

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Sep. 30, 2010
Statement of Financial Position [Abstract]
Accounts receivable allowance for doubtful accounts	$ 111	$ 83
Preferred stock, par value	$ 0	$ 0
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, shares issued	0	0
Common stock, par value	$ 0.1	$ 0.1
Common stock, shares authorized	25,000,000	25,000,000
Common stock, shares issued	9,288,023	9,278,088

Consolidated Statements of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
Revenues:
Transportation	$ 97,801	$ 89,637	$ 91,420
Mining royalty land	4,261	4,510	5,067
Developed property rentals	18,044	17,191	18,066
Total revenues	120,106	111,338	114,553
Cost of operations:
Transportation	89,773	81,401	81,569
Cost of Operations Mining royalty land	1,404	1,402	1,590
Cost of Operations Developed property rentals	13,145	12,948	12,710
Unallocated corporate	1,415	1,084	2,556
Total cost of operations	105,737	96,835	98,425
Operating profit:
Operating profit Transportation	8,028	8,236	9,851
Operating profit Mining royalty land	2,857	3,108	3,477
Operating profit Developed property rentals	4,899	4,243	5,356
Unallocated corporate	(1,415)	(1,084)	(2,556)
Total operating profit	14,369	14,503	16,128
Interest income and other	303	446	90
Equity in loss of joint venture	(39)	(2)	(6)
Interest expense	(3,346)	(3,928)	(3,482)
Income before income taxes	11,287	11,019	12,730
Provision for income taxes	4,298	3,963	4,822
Income from continuing operations	6,989	7,056	7,908
Income (loss) from discontinued operations, net	5,222	315	(4,155)
Net income	$ 12,211	$ 7,371	$ 3,753
Basic earnings per common share
Continuing operations	$ 0.75	$ 0.77	$ 0.87
Discontinued operations	$ 0.57	$ 0.03	$ (0.46)
Net income	$ 1.32	$ 0.8	$ 0.41
Diluted earnings per common share
Continuing operations	$ 0.74	$ 0.75	$ 0.85
Discontinued operations	$ 0.55	$ 0.03	$ (0.45)
Net income	$ 1.29	$ 0.78	$ 0.4
Number of weighted average shares (in thousands) used in computing:
-basic earnings per common share	9,284	9,182	9,125
-diluted earnings per common share	9,451	9,424	9,352

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2011		Sep. 30, 2010	Sep. 30, 2009
Cash flows from operating activities:
Net income	$ 12,211		$ 7,371	$ 3,753
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	12,210		11,507	13,432
Deferred income taxes	491	[1]	683	235
Equity in loss of joint venture	39		2	6
(Gain) on sale of equipment and real estate	(363)		(325)	(1,020)
(Income) from discontinued operations, net	(5,222)		(315)	4,155
Stock-based compensation	704		804	868
Net changes in operating assets and liabilities:
Accounts receivable	(762)		(654)	4,548
Inventory of parts and supplies	(456)		(49)	197
Prepaid expenses and other current assets	(131)		91	733
Other assets	(125)		(1,052)	(155)
Accounts payable and accrued liabilities	1,290		(53)	(4,612)
Income taxes payable and receivable	1,140	[1]	(3,285)	2,355
Long-term insurance liabilities and other long-term liabilities	217		(335)	(154)
Net cash provided by operating activities of continuing operations	21,243		14,390	24,341
Net cash (used in) provided by operating activities of discontinued operations	(642)		(1,041)	632
Net cash provided by operating activities	20,601		13,349	24,973
Cash flows from investing activities:
Purchase of transportation group property and equipment	(6,743)		(6,568)	(3,298)
Investments in mining royalty land segment	0		(59)	(14)
Investments in developed property rentals segment	(11,129)	[1]	(4,076)	(10,812)
Investment in joint venture	(114)		(495)	(475)
Proceeds from the sale of property, plant and equipment	763		833	1,181
Proceeds received on note for sale of SunBelt	5,620		1,185	0
Net cash used in investing activities of continuing operations	(11,603)		(9,180)	(13,418)
Net cash provided by investing activities of discontinued operations	0		0	38	[2]
Net cash used in investing activities	(11,603)		(9,180)	(13,380)
Cash flows from financing activities:
Repayment of long-term debt	(4,588)		(4,293)	(4,019)
Repurchase of Company Stock	(1,395)		0	0
Excess tax benefits from exercises of stock options and vesting of restricted stock	322		740	80
Exercise of employee stock options	538		732	371
Net cash used in financing activities	(5,123)		(2,821)	(3,568)
Net increase in cash and cash equivalents	3,875		1,348	8,025
Cash and cash equivalents at beginning of period	17,151		15,803	7,778
Cash and cash equivalents at end of the period	21,026		17,151	15,803
Supplemental disclosures of cash flow information:
Cash paid during the year for interest, net of capitalized amounts	3,346		3,928	3,482
Cash paid during the year for income taxes	$ 2,411		$ 6,043	$ 4,077

[1]	The Company recorded a non-cash transaction from an exchange of real estate of $4,941 in December 2010 along with a related deferred tax liability of $1,792 and a $2,126 permanent tax benefit on the value of donated minerals and aggregates which was recorded as a $303 receivable and $1,823 deferred tax.
[2]	The Company recorded a non-cash transaction for notes receivable from the sale of its flatbed trucking company, Sunbelt Transport, Inc. for $6,890 in August 2009.

Consolidated Statements of Shareholders' Equity (USD $) In Thousands, except Share data	Common Stock	Capital in Excess of Par Value	Retained Earnings	Accumulated Other Comprehensive Loss, net of tax	Total
Beginning balance, amount at Sep. 30, 2008	$ 912	$ 33,932	$ 102,473	$ 38	$ 137,355
Beginning balance, shares at Sep. 30, 2008	9,117,258
Exercise of stock options, shares	31,650
Exercise of stock options, amount	3	368			371
Excess tax benefits from exercises of stock options and vesting of restricted stock		80			80
Stock option compensation		381			381
Restricted stock expense		193			193
Shares granted to Directors, shares	12,000
Shares granted to Directors, amount	1	293			294
Restricted stock forfeitures, shares	(1,800)
Net income			3,753		3,753
Minimum pension liability, net of tax				9	9
Net actuarial loss retiree health, net of tax				(28)	(28)
Ending balance, amount at Sep. 30, 2009	916	35,247	106,226	19	142,408
Ending balance, shares at Sep. 30, 2009	9,159,108
Exercise of stock options, shares	107,100
Exercise of stock options, amount	11	721			732
Excess tax benefits from exercises of stock options and vesting of restricted stock		740			740
Stock option compensation		402			402
Restricted stock expense		48			48
Shares granted to Directors, shares	12,000
Shares granted to Directors, amount	1	353			354
Restricted stock forfeitures, shares	(120)
Net income			7,371		7,371
Minimum pension liability, net of tax				7	7
Net actuarial loss retiree health, net of tax				(6)	(6)
Ending balance, amount at Sep. 30, 2010	928	37,511	113,597	20	152,056
Ending balance, shares at Sep. 30, 2010	9,278,088
Exercise of stock options, shares	54,035
Exercise of stock options, amount	6	532			538
Excess tax benefits from exercises of stock options and vesting of restricted stock		322			322
Stock option compensation		370			370
Shares granted to Directors, shares	10,500
Shares granted to Directors, amount	1	333			334
Shares purchased and canceled, shares	(54,600)
Shares purchased and canceled, amount	(6)	(223)	(1,166)		(1,395)
Net income			12,211		12,211
Minimum pension liability, net of tax				8	8
Net actuarial loss retiree health, net of tax				3	3
Ending balance, amount at Sep. 30, 2011	$ 929	$ 38,845	$ 124,642	$ 31	$ 164,447
Ending balance, shares at Sep. 30, 2011	9,288,028

Accounting Policies	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Accounting Policies

1.    Accounting Policies.

ORGANIZATION - Patriot Transportation Holding, Inc. (Company) is engaged in the transportation and real estate businesses. The Company’s transportation business is conducted through its subsidiary, Florida Rock & Tank Lines, Inc. (Tank Lines). Tank Lines is a Southeastern transportation company concentrating in the hauling by motor carrier of primarily petroleum related bulk liquids and dry bulk commodities. The Company’s real estate group, through subsidiaries, acquires, constructs, leases, operates and manages land and buildings to generate both current cash flows and long-term capital appreciation. The real estate group also owns real estate that is leased under mining royalty agreements or held for investment.

RECLASSIFICATIONS – In connection with the presentation adopted in March, 2010 of our real estate operations as two reportable segments, two properties in Washington, D.C. and two properties in Duval County, Florida were reclassified out of the Royalties and rent division and the division was renamed the Mining royalty land segment. Historical results have been reclassified to conform to the new segment presentation. Certain reclassifications due to discontinued operations (see note 15) have been made to the 2009 financials to conform to the presentation adopted in 2010.

CONSOLIDATION - The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. Investment in the 50% owned Brooksville joint venture is accounted for under the equity method. All significant intercompany transactions have been eliminated in consolidation.

CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments with maturities of three months or less at time of purchase to be cash equivalents.

INVENTORY - Inventory of parts and supplies is valued at the lower of cost (first-in, first-out) or market.

TIRES ON EQUIPMENT - The value of tires on tractors and trailers is accounted for as a prepaid expense and amortized over the life of the tires as a function of miles driven.

REVENUE AND EXPENSE RECOGNITION - Transportation revenue, including fuel surcharges, is recognized when the services have been rendered to customers or delivery has occurred, the pricing is fixed or determinable and collectibility is reasonably assured. Transportation expenses are recognized as incurred.

Real estate rental revenue and mining royalties are generally recognized when earned under the leases. Rental income from leases with scheduled increases or other incentives during their term is recognized on a straight-line basis over the term of the lease. Reimbursements of expenses, when provided in the lease, are recognized in the period that the expenses are incurred.

Sales of real estate are recognized when the collection of the sales price is reasonably assured and when the Company has fulfilled substantially all of its obligations, which are typically as of the closing date.

Accounts receivable are recorded net of discounts and provisions for estimated allowances. We estimate allowances on an ongoing basis by considering historical and current trends. We record estimated bad debts expense as a selling, general and administrative expense. We estimate the net collectability of our accounts receivable and establish an allowance for doubtful accounts based upon this assessment. Specifically, we analyze the aging of accounts receivable balances, historical bad debts, customer concentrations, customer credit-worthiness, current economic trends and changes in customer payment terms.

PROPERTY AND EQUIPMENT - Property and equipment is recorded at cost less accumulated depreciation and depletion. Provision for depreciation of property, plant and equipment is computed using the straight-line method based on the following estimated useful lives:

Years
Buildings and improvements	7-39
Revenue equipment	7-10
Other equipment	3-10

Depletion of sand and stone deposits is computed on the basis of units of production in relation to estimated reserves. Reserve estimates are periodically adjusted based upon surveys.

The Company recorded depreciation and depletion expenses for 2011, 2010 and 2009 of $11,548,000, $10,908,000, and $12,764,000, respectively.

The Company periodically reviews property and equipment and intangible assets for potential impairment whenever events or circumstances indicate the carrying amount of a long-lived asset may not be recoverable. The review of real estate group assets consists of comparing cap rates on recent cash flows and market value estimates to the carrying values of each asset group. If this review indicates the carrying value might exceed fair value then an estimate of future cash flows for the remaining useful life of each property is prepared considering anticipated vacancy, lease rates, and any future capital expenditures. The review of the transportation group assets consists of a review of future anticipated results considering business prospects and asset utilization. If the sum of these future cash flows (undiscounted and without interest charges) is less than the carrying amount of the assets, the Company would record an impairment loss based on the fair value of the assets with the fair value of the assets generally based upon an estimate of the discounted future cash flows expected with regards to the assets and their eventual disposition. The Company performs an annual impairment test on goodwill. Changes in estimates or assumptions could have an impact on the Company's financials.

All direct and indirect costs, including interest and real estate taxes, associated with the development, construction, leasing or expansion of real estate investments are capitalized as a cost of the property. Included in indirect costs is an allocation of internal costs associated with development of real estate investments. The cost of routine repairs and maintenance to property and equipment is expensed as incurred.

INVESTMENTS - The Company uses the equity method to account for its investment in Brooksville, in which it has a voting interest of 50% and has significant influence but does not have control. Under the equity method, the investment is originally recorded at cost and adjusted to recognize the Company’s share of net earnings or losses of the investee, limited to the extent of the Company’s investment in and advances to the investee and financial guarantees on behalf of the investee that create additional basis. The Company regularly monitors and evaluates the realizable value of its investments. When assessing an investment for an other-than-temporary decline in value, the Company considers such factors as, the performance of the investee in relation to its own operating targets and its business plan, the investee’s revenue and cost trends, as well as liquidity and cash position, and the outlook for the overall industry in which the investee operates. From time to time, the Company may consider third party evaluations or valuation reports. If events and circumstances indicate that a decline in the value of these assets has occurred and is other-than-temporary, the Company records a charge to investment income (expense).

INSURANCE - The Company has a $250,000 to $500,000 self-insured retention per occurrence in connection with certain of its workers’ compensation, automobile liability, and general liability insurance programs ("risk insurance"). The Company is also self-insured for its employee health insurance benefits and carries stop loss coverage for losses over $250,000 per covered participant per year plus a $48,000 aggregate. The Company has established an accrued liability for the estimated cost in connection with its portion of its risk and health insurance losses incurred and reported. Claims paid by the Company are charged against the liability. Additionally, the Company maintains an accrued liability for incurred but not reported claims based on historical analysis of such claims. The method of calculating the accrual liability is subject to inherent uncertainty. If actual results are less favorable than the estimates used to calculate the liabilities, the Company would have to record expenses in excess of what has been accrued.

INCOME TAXES - Deferred tax assets and liabilities are recognized based on differences between financial statement and tax bases of assets and liabilities using presently enacted tax rates. Deferred income taxes result from temporary differences between pre-tax income reported in the financial statements and taxable income. The Company recognizes liabilities for uncertain tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit. The second step is to estimate and measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. It is inherently difficult and subjective to estimate such amounts, as the amounts rely upon the determination of the probability of various possible outcomes. The Company reevaluates these uncertain tax positions on a quarterly basis. This evaluation is based on factors including, but not limited to, changes in facts or circumstances, changes in tax law and expiration of statutes of limitations, effectively settled issues under audit, and audit activity. Such a change in recognition or measurement would result in the recognition of a tax benefit or an additional charge to the tax provision. It is the Company's policy to recognize as additional income tax expense the items of interest and penalties directly related to income taxes.

STOCK BASED COMPENSATION – The Company accounts for compensation related to share based plans by recognizing the grant date fair value of stock options and other equity-based compensation issued to employees in its income statement over the requisite employee service period using the straight-line attribution model. In addition, compensation expense must be recognized for the change in fair value of any awards modified, repurchased or cancelled after the grant date. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model. The assumptions used in the model and current year impact is discussed in Footnote 7.

PENSION PLAN - The Company accounts for its pension plan following the requirements of FASB ASC Topic 715, “Compensation – Retirement Benefits”, which requires an employer to: (a) recognize in its statement of financial position the funded status of a benefit plan; (b) measure defined benefit plan assets and obligations as of the end of the employer's fiscal year (with limited exceptions); and (c) recognize as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise but are not recognized as components of net periodic benefit costs pursuant to prior existing guidance.

EARNINGS PER COMMON SHARE - Basic earnings per common share are based on the weighted average number of common shares outstanding during the periods. Diluted earnings per common share are based on the weighted average number of common shares and potential dilution of securities that could share in earnings. The differences between basic and diluted shares used for the calculation are the effect of employee and director stock options and restricted stock.

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United State requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain accounting policies and estimates are of more significance in the financial statement preparation process than others. The most critical accounting policies and estimates include the economic useful lives and salvage values of our vehicles and equipment, provisions for uncollectible accounts receivable and collectability of unrealized rents and notes receivable, estimates of exposures related to our insurance claims plans, and estimates for taxes. To the extent that actual, final outcomes are different than these estimates, or that additional facts and circumstances result in a revision to these estimates, earnings during that accounting period will be affected.

ENVIRONMENTAL - Environmental expenditures that benefit future periods are capitalized. Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed. Liabilities are recorded for the estimated amount of expected environmental assessments and/or remedial efforts. Estimation of such liabilities includes an assessment of engineering estimates, continually evolving governmental laws and standards, and potential involvement of other potentially responsible parties.

COMPREHENSIVE INCOME – Comprehensive income consists of net income and other comprehensive income (loss). Other comprehensive income (loss) refers to expenses, gains, and losses that are not included in net income, but rather are recorded directly in shareholder’s equity.

NEW ACCOUNTING PRONOUNCEMENTS – In June 2011, accounting guidance was issued which requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This guidance eliminates the option to present the components of other comprehensive income as part of the statement of equity. This standard is effective for periods beginning after December 15, 2011. The Company has determined that the adoption of this standard will affect the Company’s disclosures but will not have a material effect on the Company’s financial position or results of operations.

In May 2011, accounting guidance was issued which generally aligns the principles for fair value measurements and the related disclosure requirements under Generally Accepted Accounting Principles and International Financial Reporting Standards. This guidance requires additional disclosures regarding details about Level 3 fair value measurements, including quantitative information about the significant unobservable inputs used in estimating fair value, a discussion of the sensitivity of the measurement to these inputs and a description of the entity’s valuation processes. Disclosures will also be needed concerning any transfers between Level 1 and 2 of the fair value hierarchy (not just significant transfers as previous guidance required) and the hierarchy classification for items whose fair value is not recorded on the balance sheet but is disclosed in the notes. This standard is effective for periods beginning after December 15, 2011. The Company has determined that the adoption of this standard will affect the Company’s disclosures but will not have a material effect on the Company’s financial position or results of operations.

In September 2011, the FASB issued an amendment to the goodwill impairment guidance which provides an option for companies to use qualitative approach to test goodwill for impairment if certain conditions are not met. The amendment is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, and early adoption is permitted. The implementation of this amended accounting guidance is not expected to have a material effect on the Company’s consolidated financial position and results of operations.

Transactions with Vulcan Materials Company	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Transactions with Related Parties

2.    Transactions with Vulcan Materials Company.

The Company previously may have been considered a related party to Vulcan Materials Company (Vulcan). One director of the Company was employed by Vulcan until September 17, 2010 and is related to two other Company directors.

The Company, through its transportation subsidiaries, hauls commodities by tank trucks for Vulcan. Charges for these services are based on prevailing market prices. The real estate subsidiaries lease certain construction aggregates mining and other properties to Vulcan.

A summary of revenues derived from Vulcan follows (in thousands):

	2011	2010	2009
Transportation	$3,036	2,407	1,659
Real estate	3,624	3,888	4,591
	$6,660	6,295	6,250

A subsidiary of the Company (FRP) has a Joint Venture Agreement with Vulcan Materials Company (formerly Florida Rock Industries, Inc.) to develop approximately 4,300 acres of land near Brooksville, Florida. Under the terms of the joint venture, FRP contributed its fee interest in approximately 3,443 acres formerly leased to Vulcan under a long-term mining lease which had a net book value of $2,548,000. Vulcan is entitled to mine the property until 2018 and pay royalties for the benefit of FRP for as long as mining does not interfere with the development of the property. Real estate revenues included $240,000 of such royalties in fiscal 2011 and $231,000 in fiscal 2010. Allocated depletion expense of $7,000 was included in real estate cost of operations for fiscal 2011. FRP also contributed $3,018,000 for one-half of the acquisition costs of a 288-acre contiguous parcel. Vulcan also contributed 553 acres that it owned as well as its leasehold interest in the 3,443 acres that it leased from FRP. The joint venture is jointly controlled by Vulcan and FRP, and they each had a mandatory obligation to fund additional capital contributions of up to $2,265,000. Capital contributions of $2,109,000 have been made by each party as of September 30, 2011. Distributions will be made on a 50-50 basis except for royalties and depletion specifically allocated to FRP. Other income for fiscal 2011 includes a loss of $39,000 representing the Company’s equity in the loss of the joint venture. In April 2011, the Florida Department of Community Affairs issued its Final Order approving the development of the Project. Prior to commencing development of the Project the property will need to be rezoned consistent with the approved entitlements.

In connection with the Joint Venture, the independent directors of the Company also approved certain extensions of lease agreements between FRP and Vulcan on Vulcan’s offices in Jacksonville, Florida, the Astatula and Marion Sand mining properties, also in Florida. The Company and Vulcan also agreed that a 2,500 acre tract of the Grandin mining property, in Florida, due to be released will remain subject to the lease and available for future mining.

Debt	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Debt

3.    Debt.

Debt at September 30 is summarized as follows (in thousands):

	2011	2010
Revolving credit (uncollateralized)	$ -	-
5.6% to 8.6% mortgage notes
due in installments through 2027	67,272	71,860
	67,272	71,860
Less portion due within one year	4,902	4,588
	$ 62,370	67,272

The aggregate amount of principal payments, excluding the revolving credit, due subsequent to September 30, 2011 is: 2012 - $4,902,000; 2013 – $5,239,000; 2014 - $5,308,000; 2015 - $5,379,000; 2016 - $5,516,000; 2017 and subsequent years - $40,928,000.

The Company has a $37,000,000 uncollaterized Revolving Credit Agreement with three banks, which matures on December 13, 2013. The Revolver bears interest at a rate of 1.00% over the selected LIBOR, which may change quarterly based on the Company’s ratio of Consolidated Total Debt to Consolidated Total Capital, as defined. A commitment fee of 0.15% per annum is payable quarterly on the unused portion of the commitment. The commitment fee may also change quarterly based upon the ratio described above. The Revolver contains limitations on availability and restrictive covenants including limitations on paying cash dividends. Letters of credit in the amount of $12,112,000 were issued under the Revolver. As of September 30, 2011, $24,888,000 was available for borrowing and $51,439,000 of consolidated retained earnings would be available for payment of dividends. The Company was in compliance with all covenants as of September 30, 2011.

The non-recourse fully amortizing mortgage notes payable are collateralized by real estate having a carrying value of approximately $76,595,000 at September 30, 2011.

During fiscal 2011, 2010 and 2009 the Company capitalized interest costs of $1,232,000, $952,000, and $1,707,000, respectively.

The Company had $12,112,000 of irrevocable letters of credit outstanding at September 30, 2011. Most of the letters of credit are irrevocable for a period of one year and are automatically extended for additional one-year periods unless notified by the issuing bank not less than thirty days before the expiration date. These were issued for insurance retentions and to guarantee certain obligations to state agencies related to real estate development.

Leases	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Leases

4.    Leases.

At September 30, 2011, the total carrying value of property owned by the Company which is leased or held for lease to others is summarized as follows (in thousands):

Construction aggregates property	$ 24,048
Commercial property	214,659
238,707
Less accumulated depreciation and depletion	53,451
$185,256

The minimum future straight-lined rentals due the Company on noncancelable leases as of September 30, 2011 are as follows: 2012 - $17,706,000; 2013 - $13,620,000; 2014 - $11,873,000; 2015 - $10,199,000; 2016 - $7,903,000; 2017 and subsequent years $27,196,000.

Stock Split	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Stock Split

5. Stock Split.

On December 1, 2010, the board of directors declared a 3-for-1 stock split of the Company’s common stock in the form of a stock dividend. The record date for the split was January 3, 2011 and the new shares were issued on January 17, 2011. The total authorized shares remained 25 million and par value of common stock remained unchanged at $.10 per share. All share and per share information presented has been adjusted to reflect this stock split.

Earnings Per Share	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Earnings Per Share

6. Earnings Per Share.

The following details the computations of the basic and diluted earnings per common share. (Dollars in thousands, except per share amounts.)

	Years Ended September 30
	2011	2010	2009
Common shares:

Weighted average common shares
outstanding during the period -
shares used for basic earnings
per common share	9,284	9,182	9,125

Common shares issuable under share
based payment plans which are
potentially dilutive	167	242	227

Common shares used for diluted
earnings per common share	9,451	9,424	9,352

Net income	$12,211	7,371	3,753

Earnings per common share
Basic	$1.32	0.80	0.41
Diluted	$1.29	0.78	0.40

For 2011, 2010 and 2009, 140,370, 111,210 and 84,000 shares, respectively, attributable to outstanding stock options were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive. For 2010 and 2009, all outstanding restricted shares were included in the calculation of diluted earnings per common share because the unrecorded compensation and tax benefits to be credited to capital in excess of par for all awards of restricted stock were lower than the average price of the common shares, and therefore were dilutive.

Stock-Based Compensation Plans	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Stock-Based Compensation Plans

7. Stock-Based Compensation Plans.

The Company has two Stock Option Plans (the 2000 Stock Option Plan and the 2006 Stock Option Plan) under which options for shares of common stock were granted to directors, officers and key employees. The 2006 plan permits the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, or stock awards. The options awarded under the plans have similar characteristics. All stock options are non-qualified and expire ten years from the date of grant. Stock based compensation awarded to directors, officers and employees are exercisable immediately or become exercisable in cumulative installments of 20% or 25% at the end of each year following the date of grant. When stock options are exercised the Company issues new shares after receipt of exercise proceeds and taxes due, if any, from the grantee. In February 2006, 15,960 shares of restricted stock were granted subject to forfeiture restrictions, tied to continued employment that lapsed 25% annually beginning on January 1, 2007 and were fully vested on January 1, 2010. The number of common shares available for future issuance was 647,250 at September 30, 2011.

The Company utilizes the Black-Scholes valuation model for estimating fair value of stock compensation for options awarded to officers and employees. Each grant is evaluated based upon assumptions at the time of grant. The assumptions were no dividend yield, expected volatility between 37% and 53%, risk-free interest rate of 1.5% to 4.9% and expected life of 4.0 to 7.0 years.

The dividend yield of zero is based on the fact that the Company does not pay cash dividends and has no present intention to pay cash dividends. Expected volatility is estimated based on the Company’s historical experience over a period equivalent to the expected life in years. The risk-free interest rate is based on the U.S. Treasury constant maturity interest rate at the date of grant with a term consistent with the expected life of the options granted. The expected life calculation is based on the observed and expected time to exercise options by the employees.

The Company recorded the following stock compensation expense in its consolidated statement of income (in thousands):

	Years Ended September 30
	2011	2010	2009
Stock option grants	$ 370	402	381
Restricted stock awards granted in 2006	-	48	193
Annual non-employee Director stock award	334	354	294
	$ 704	804	868

A summary of changes in outstanding options is presented below:

				Weighted
		Weighted	Weighted	Average
	Number	Average	Average	Grant Date
	of	Exercise	Remaining	Fair Value
Options	Shares	Price	Term (yrs)	(000's)

Outstanding at
October 1, 2008	696,240	$ 11.24	5.0	$ 3,900
Granted	54,000	$ 24.81		$ 556
Exercised	(31,650)	$ 11.73		$ 180
Forfeited	(4,800)	$ 13.28
Outstanding at
September 30, 2009	713,790	$ 12.23	4.5	$ 4,246
Granted	27,210	$ 32.16		$ 349
Exercised	(107,100)	$ 6.83		$ 389
Forfeited	-	$ -		$ -
Outstanding at
September 30, 2010	633,900	$ 14.00	4.1	$ 4,206
Granted	29,160	$ 25.60		$ 293
Exercised	(54,035)	$ 9.95		$ 274
Forfeited	(3,000)	$ 5.84		$ 9
Outstanding at
September 30, 2011	606,025	$ 14.96	3.5	$ 4,216
Exercisable at
September 30, 2011	524,197	$ 13.08	2.8	$ 3,295
Vested during
twelve months ended
September 30, 2011	28,242			$ 298

The following table summarizes information concerning stock options outstanding at September 30, 2011:

		Weighted	Weighted
	Shares	Average	Average
Range of Exercise	under	Exercise	Remaining
Prices per Share	Option	Price	Life (years)
Non-exercisable:
$18.01 - $27.00	54,060	25.12	8.3
$27.01 - $32.16	27,768	30.16	7.5
	81,828	$27.01	8.1
Exercisable:
$ 5.75 - $ 8.00	105,605	7.40	1.0
$ 8.01 - $12.00	210,000	10.10	2.0
$12.01 - $18.00	126,050	14.75	3.3
$18.01 - $27.00	53,100	22.81	6.2
$27.01 - $32.16	29,442	30.07	7.3
	524,197	$13.08	2.8
Total	606,025	$14.96	3.5

The aggregate intrinsic value of exercisable in-the-money options was $4,167,000 and the aggregate intrinsic value of outstanding in-the-money options was $4,167,000 based on the market closing price of $20.21 on September 30, 2011 less exercise prices. Gains of $869,000 were realized by option holders during the twelve months ended September 30, 2011. The realized tax benefit from options exercised for the twelve months ended September 30, 2011 was $333,000. Total compensation cost of options granted but not yet vested as of September 30, 2011 was $698,000, which is expected to be recognized over a weighted-average period of 2.2 years.

A summary of changes in restricted stock awards is presented below:

				Weighted
		Weighted	Weighted	Average
	Number	Average	Average	Grant Date
	of	Exercise	Remaining	Fair Value
Restricted stock	Shares	Price	Term (yrs)	(000's)

Outstanding at
September 30, 2008	18,600	$ 21.22	1.3	$ 395
Granted	-	$ -		$ -
Vested	(9,150)	$ 21.22		$ 194
Forfeited	(1,800)	$ 21.18		$ 38
Outstanding at
September 30, 2009	7,650	$ 21.23	0.3	$ 163
Granted	-	$ -		$ -
Vested	(7,530)	$ 21.22		$ 160
Forfeited	(120)	$ 22.03		$ 3
Outstanding at
September 30, 2010	-	$ -	-	$ -

Income Taxes	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Income Taxes

8. Income Taxes.

The provision for income taxes for continuing operations for fiscal years ended September 30 consists of the following (in thousands):

	2011	2010	2009
Current:
Federal	$ 3,249	3,162	3,800
State	566	119	777
	3,815	3,281	4,577
Deferred	483	682	245

Total	$ 4,298	3,963	4,822

A reconciliation between the amount of tax shown above and the amount computed at the statutory Federal income tax rate follows (in thousands):

	2011	2010	2009
Amount computed at statutory
Federal rate	$3,864	3,760	4,359
State income taxes (net of Federal
income tax benefit)	473	460	541
Other, net	(39)	(257)	(78)
Provision for income taxes	$4,298	3,963	4,822

In this reconciliation, the category “Other, net” consists of changes in unrecognized tax benefits, permanent tax differences related to non-deductible expenses, special tax rates and tax credits, interest and penalties, and adjustments to prior year estimates.

The types of temporary differences and their related tax effects that give rise to deferred tax assets and deferred tax liabilities at September 30, are presented below (in thousands):

	2011	2010
Deferred tax liabilities
Property and equipment	$ 17,014	16,097
Depletion	436	431
Unrealized rents	1,384	1,289
Prepaid expenses	1,639	1,633
Gross deferred tax liabilities	20,473	19,450
Deferred tax assets:
Insurance liabilities	2,104	1,735
Employee benefits and other	1,651	1,457
Gross deferred tax assets	3,755	3,192
Net deferred tax liability	$ 16,718	16,258

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2011	2010

Balance at October 1	$ 83	237
Reductions due to lapse of statute of limitations	(32)	(154)
Balance at September 30	$ 51	83

As of September 30, 2011 there was $38,000 of unrecognized tax benefits that, if recognized, would impact the Company's effective tax rate. Interest and penalties of $13,000 was reflected as a component of the total liability at September 30, 2011. The Company expects a decrease in the liability of up to $51,000 for uncertain tax positions during the next 12 months. The Company files income tax returns in the U.S. and various states which are subject to audit for up to five years after filing.

Employee Benefits	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Employee Benefits

9. Employee Benefits.

The Company and certain subsidiaries have a savings/profit sharing plan for the benefit of qualified employees. The savings feature of the plan incorporates the provisions of Section 401(k) of the Internal Revenue Code under which an eligible employee may elect to save a portion (within limits) of their compensation on a tax deferred basis. The Company contributes to a participant’s account an amount equal to 50% (with certain limits) of the participant’s contribution. Additionally, the Company may make an annual discretionary contribution to the plan as determined by the Board of Directors, with certain limitations. The plan provides for deferred vesting with benefits payable upon retirement or earlier termination of employment. The Company’s cost was $632,000 in 2011, $612,000 in 2010 and $760,000 in 2009.

The Company has a Management Security Plan (MSP) for certain officers and key employees. The accruals for future benefits are based upon the remaining years to retirement of the participating employees and other actuarial assumptions. Life insurance on the lives of one of the participants has been purchased to partially fund this benefit and the Company is the owner and beneficiary of that policy. The expense for fiscal 2011, 2010 and 2009 was $150,000, $143,000 and $136,000, respectively. The accrued benefit under this plan as of September 30, 2011 and 2010 was $1,169,000 and $1,089,000 respectively.

The Company provides certain health benefits for retired employees. Employees may become eligible for those benefits if they were employed by the Company prior to December 10, 1992, meet the service requirements and reach retirement age while working for the Company. The plan is contributory and unfunded. The Company accrues the estimated cost of retiree health benefits over the years that the employees render service. The accrued postretirement benefit obligation for this plan as of September 30, 2011 and 2010 was $334,000 and $319,000, respectively. The net periodic postretirement benefit cost was $18,000, $12,000 and $(1,000) for fiscal 2011, 2010, and 2009, respectively. The discount rate used in determining the Net Periodic Postretirement Benefit Cost was 5.0% for 2011, 5.5% for 2010 and 6.75% for 2009. The discount rate used in determining the Accumulated Postretirement Benefit Obligation (APBO) was 5.5% for 2011, 5.5% for 2010 and 5.5% for 2009. No medical trend is applicable because the Company’s share of the cost is frozen.

Business Segments	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Business Segments

10. Business Segments.

The Company operates in three reportable business segments. The Company’s operations are substantially in the Southeastern and Mid-Atlantic states.

The transportation segment hauls petroleum and other liquids and dry bulk commodities by tank trailers. The Company’s real estate operations consist of two reportable segments. The Mining royalty land segment owns real estate including construction aggregate royalty sites and parcels held for investment. The Developed property rentals segment acquires, constructs, and leases office/warehouse buildings primarily in the Baltimore/Northern Virginia/Washington area and holds real estate for future development or related to its developments.

The Company’s transportation and real estate groups operate independently and have minimal shared overhead except for corporate expenses. Corporate expenses are allocated in fixed quarterly amounts based upon budgeted and estimated proportionate cost by segment. Unallocated corporate expenses primarily include stock compensation and corporate aircraft expenses. Reclassifications to prior period amounts have been made to be comparable to the current presentation.

Operating results and certain other financial data for the Company’s business segments are as follows (in thousands):

	2011	2010	2009
Revenues:
Transportation	$ 97,801	89,637	91,420
Mining royalty land	4,261	4,510	5,067
Developed property rentals	18,044	17,191	18,066
	$120,106	111,338	114,553

Operating profit:
Transportation	$ 9,602	9,716	11,468
Mining royalty land	3,507	3,696	4,028
Developed property rentals	5,874	5,126	6,182
Corporate expenses:
Allocated to transportation	(1,574)	(1,480)	(1,617)
Allocated to mining land	(650)	(588)	(551)
Allocated to developed property	(975)	(883)	(826)
Unallocated	(1,415)	(1,084)	(2,556)
	(4,614)	(4,035)	(5,550)
	$ 14,369	14,503	16,128

Interest expense:
Mining royalty land	$ 37	39	74
Developed property rentals	3,309	3,889	3,408
	$ 3,346	3,928	3,482

Capital expenditures:
Transportation	$ 6,743	6,568	3,298
Mining royalty land	-	59	14
Developed property rentals:
Capitalized interest	1,232	952	1,707
Internal labor	603	281	495
Real estate taxes	1,212	1,157	892
Other costs (a)	8,082	1,686	7,718
	$ 17,872	10,703	14,124
(a) Net of 1031 exchange of $4,941 for fiscal 2011.

Depreciation, depletion and
amortization:
Transportation	$ 6,269	6,143	6,670
Mining royalty land	111	103	134
Developed property rentals	5,222	5,053	5,081
Other	608	208	1,558
	$ 12,210	11,507	13,443

Identifiable net assets at September 30:
	2011	2010	2009
Transportation	$ 39,001	43,100	43,229
Discontinued Transportation Operations	114	542	1,519
Mining royalty land	28,295	28,651	28,088
Developed property rentals	175,618	164,601	164,373
Cash items	21,026	17,151	15,803
Unallocated corporate assets	2,336	3,667	3,842
	266,390	257,712	256,854

Fair Value Measurements	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Fair Value Measurements

11. Fair Value Measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 means the use of quoted prices in active markets for identical assets or liabilities. Level 2 means the use of values that are derived principally from or corroborated by observable market data. Level 3 means the use of inputs are those that are unobservable and significant to the overall fair value measurement.

As of September 30, 2011 the Company had no assets or liabilities measured at fair value on a recurring or non-recurring basis. During fiscal 2011 the corporate aircraft was placed back in service and depreciation was re-commenced. Prior to that it was recorded at fair value based on level 2 inputs for similar assets in the current market on a non-recurring basis as it was deemed to be other-than-temporarily impaired. The fourth quarter of fiscal 2009 and the first quarter of fiscal 2011 included $900,000 and $300,000, respectively, for the impairment to estimated fair value of the corporate aircraft.

The fair value of the note receivable (see Note 15) as of September 30, 2010, approximated the unpaid principal balance based upon the interest rate and credit risk of the note. The note was paid in full as of September 30, 2011. The fair value of all other financial instruments with the exception of mortgage notes (see Note 3) approximates the carrying value due to the short-term nature of such instruments.

The fair values of the Company’s other mortgage notes payable were estimated based on current rates available to the Company for debt of the same remaining maturities. At September 30, 2011, the carrying amount and fair value of such other long-term debt was $67,272,000 and $70,386,000, respectively. At September 30, 2010, the carrying amount and fair value of other long-term debt was $71,860,000 and $73,558,000, respectively.

Contingent Liabilities	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Contingent Liabilities

12. Contingent Liabilities.

Certain of the Company’s subsidiaries are involved in litigation on a number of matters and are subject to certain claims which arise in the normal course of business. The Company has retained certain self-insurance risks with respect to losses for third party liability and property damage. There is a reasonable possibility that the Company’s estimate of vehicle and workers’ compensation liability for the transportation group or discontinued operations may be understated or overstated but the possible range can not be estimated. The liability at any point in time depends upon the relative ages and amounts of the individual open claims. In the opinion of management none of these matters are expected to have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows.

Commitments	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Commitments

13. Commitments.

The Company, at September 30, 2011, had entered into various contracts to develop real estate with remaining commitments totaling $1,489,000, and to purchase transportation equipment for approximately $5,319,000. The Company has committed to make an additional capital contribution of up to $156,000 dollars to Brooksville Quarry, LLC in connection with a joint venture with Vulcan.

Concentrations	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Concentrations

14. Concentrations.

The transportation segment primarily serves customers in the industries in the Southeastern U.S. Significant economic disruption or downturn in this geographic region or these industries could have an adverse effect on our financial statements.

During fiscal 2011, the transportation segment’s ten largest customers accounted for approximately 54.6% of the transportation segment’s revenue. One of these customers accounted for 19.8% of the transportation segment’s revenue. The loss of any one of these customers would have an adverse effect on the Company’s revenues and income. Accounts receivable from the transportation segment’s ten largest customers was $3,115,000 and $2,797,000 at September 30 2011 and 2010, respectively.

The Company places its cash and cash equivalents with high credit quality institutions. At times such amounts may exceed FDIC limits.

Discontinued Operations	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Discontinued Operations

15. Discontinued Operations.

In August 2009 the Company sold its flatbed trucking company, SunBelt Transport, Inc. ("SunBelt"). Under the agreement, the Buyer purchased all of SunBelt’s tractors and trailers, leased the SunBelt terminal facilities in Jacksonville, Florida for 36 months at a rental of $5,000 per month and leased the terminal facilities in South Pittsburg, Tennessee for 60 months at a rental of $5,000 per month with an option to purchase the Tennessee facilities at the end of the lease for payment of an additional $100,000. The South Pittsburgh lease was recorded as a sale under bargain purchase accounting. The purchase price received for the tractors and trailers and inventories was a $1 million cash payment and the delivery of a Promissory Note requiring 60 monthly payments of $130,000 each including interest at 7%, secured by the assets of the business conveyed. In the quarter ending September 30, 2009 the Company recognized $283,000 in severance costs related to a change-in-control agreement triggered by the sale of SunBelt. As of September 30, 2011 the note receivable has been fully paid and the option to purchase the South Pittsburg facility was completed. The Company retained all pre-closing receivables and liabilities.

SunBelt has been accounted for as discontinued operations in accordance with ASC Topic 205-20 Presentation of Financial Statements – Discontinued Operations. All periods presented have been restated accordingly.

In December 2010, a subsidiary of the Company, Florida Rock Properties, Inc., closed a bargain sale of approximately 1,777 acres of land in Caroline County, Virginia, to the Commonwealth of Virginia, Board of Game and Inland Fisheries. The purchase price for the property was $5,200,000, subject to certain deductions. The Company also donated $5,599,000 primarily for the value of minerals and aggregates and recognized a $2,126,000 permanent tax benefit. The $2,126,000 permanent tax benefit was recorded to income taxes receivable for $303,000 and offset to long-term deferred tax liabilities of $1,823,000. Actual realization of the $1,823,000 in deferred taxes will depend on taxable income, income tax rates, and income tax regulations over the 5 year carry forward period. The Company's book value of the property was $276,000.

A summary of discontinued operations is as follows (in thousands):

	2011	2010	2009

Revenue	$ 60	84	21,250
Operating expenses	(302)	(427)	24,239
Gain (loss) on sale before taxes	4,665	-	(3,760)
Income (loss) before income taxes	$ 5,027	511	(6,749)
Provision for income taxes	195	(196)	2,594
Income (loss) from discontinued operations	$ 5,222	315	(4,155)

A summary of the loss on sale of SunBelt in August 2009 before income taxes (in thousands):

Carrying amount of assets disposed:
Petty cash	$ 4
Inventory of parts and supplies	88
Prepaid tires on equipment	643
Land	103
Buildings	459
Equipment	24,022
Less accumulated depreciation	(14,013)
Net book value of assets disposed	$ 11,306

Plus liabilities assumed:
Change in control agreement	283
Real estate taxes of bargain lease	61

Less proceeds from sale:
Cash payment received	1,000
Present value of promissory note	6,565
Present value of bargain lease	325

Loss on sale before taxes	$ 3,760

The estimated loss on sale of $3,263,000 was recorded in the quarter ending June 30, 2009. An adjustment to the loss on sale of $214,000 along with the change in control agreement of $283,000 was recorded in the quarter ending September 30, 2009.

The components of the balance sheet are as follows:

	September 30,	September 30,
	2011	2010
Accounts receivable	$ 3	8
Deferred income taxes	4	417
Property and equipment, net	107	117
Assets of discontinued operations	$ 114	542

Accounts payable	$ -	154
Accrued payroll and benefits	2	2
Accrued liabilities, other	3	61
Insurance liabilities	29	1,110
Liabilities of discontinued operations	$ 34	1,327

Subsequent Event	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Subsequent Events

16. Subsequent Event.

Windlass Run Residential (previously Bird River), located in southeastern Baltimore County, Maryland, is a 121 acre tract of land adjacent to and west of our Windlass Run Business Park. The property was rezoned in September 2007 to allow for additional density and plans are being pursued to obtain an appropriate product mix. In July 2008, the Company entered into an agreement to sell the property at a purchase price of $25,075,000 and closing was scheduled to occur in the first quarter of calendar 2012. The purchaser had placed non-refundable deposits of $1,000,000 under this contract in escrow. Preliminary approval for the development as originally contemplated was previously received and the time for any appeals from that approval has expired. In October 2011 the purchaser terminated its agreement to purchase the property and released the $1,000,000 escrow deposit to the company’s subsidiary, FRP Bird River, LLC. along with all permits, engineering work, plans and other development work product with regards to the property. The Company intends to continue to complete the entitlement process for this parcel of land for residential development and will market it appropriately as the demand for residential property in this area improves in the future.

Schedule III - Consolidated Real Estate and Accumulated Depreciation	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Consolidated Real Estate and Accumulated Depreciation

PATRIOT TRANSPORTATION HOLDING, INC.
SCHEDULE III (CONSOLIDATED) - REAL ESTATE & ACCUMULATED DEPRECIATION AND DEPLETION
(dollars in thousands)
SEPTEMBER 30, 2011

			Cost	Gross amount		Year		Depreciation
	Encumb-	Initial Cost	capitalized	at which	Accumulated	of	Date	Life
County	rances	to	subsequent	carried at	Depreciation	Construct-	Acquired	Computed
		Company	to	end of	& Depletion	ion		on:
			acquisition	period(a)

Construction Aggregates
Alachua, FL	$ -	$ 1,442	$ -	$ 1,442	$ 128	n/a	4/86	unit
Clayton, GA	-	369	-	369	5	n/a	4/86	unit
Fayette, GA	-	685	-	685	62	n/a	4/86	unit
Lake, FL	-	402	-	402	146	n/a	4/86	unit
Lee, FL	-	4,690	6	4,696	6	n/a	4/86	unit
Monroe, GA	-	792	-	792	277	n/a	4/86	unit
Muscogee, GA	-	369	(45)	324	257	n/a	4/86	unit
Prince Wil., VA	-	299	-	299	298	n/a	4/86	unit
Putnam, FL	-	15,002	37	15,039	4,152	n/a	4/86	unit
	-	24,050	(2)	24,048	5,331	n/a	4/86	unit
Other Rental Property
Wash D.C.	-	2,957	15,686	18,643	3,218	n/a	4/86	15 yr
Wash D.C.	-	3,811	-	3,811	-	n/a	10/97
Putnam, FL	-	302	19	321	304	n/a	4/86	5 yr
Spalding, GA	-	20	-	20	-	n/a	4/86
Lake, FL	-	1,083	-	1,083	968	n/a	4/86	unit
Marion, FL	-	1,180	4	1,184	599	n/a	4/86	unit
	-	9,353	15,709	25,062	5,089	n/a	4/86
Commercial Property
Baltimore, MD	2,190	439	3,978	4,417	2,381	2011	10/89	39 yr
Baltimore, MD	5,159	950	6,786	7,736	3,814	2011	12/91	39 yr
Baltimore, MD	1,767	690	2,861	3,551	1,141	2011	7/99	39 yr
Baltimore, MD	-	5,634	12,145	17,779	393	2011	12/02	39 yr
Baltimore City, MD	-	5,750	3,257	9,007	149	2011	12/10	39 yr
Duval, FL	-	2,416	541	2,957	2,688	n/a	4/86	25 yr
Harford, MD	1,591	31	3,830	3,861	1,687	1998	8/95	39 yr
Harford, MD	2,970	50	5,657	5,707	1,927	2011	8/95	39 yr
Harford, MD	4,421	85	7,062	7,147	2,776	2010	8/95	39 yr
Harford, MD	-	92	1,487	1,579	-	n/a	8/95	39 yr
Harford, MD	3,293	88	10,133	10,221	2,907	2010	8/95	39 yr
Harford, MD	2,517	155	11,567	11,722	2,484	2011	8/95	39 yr
Howard, MD	2,307	2,859	4,699	7,558	3,461	2011	9/88	39 yr
Howard, MD	1,597	2,473	981	3,454	1,096	2006	3/00	39 yr
Anne Arun, MD	1,075	715	8,122	8,837	4,778	2011	9/88	39 yr
Anne Arun, MD	8,910	950	13,120	14,070	3,346	2010	5/98	39 yr
Anne Arun, MD	8,480	1,525	10,800	12,325	2,101	2010	8/04	39 yr
Anne Arun, MD	4,371	737	5,324	6,061	941	2010	1/03	39 yr
Anne Arun, MD	-	667	9,621	10,288	767	2011	7/07	39 yr
Norfolk, VA	6,076	7,512	-	7,512	1,557	n/a	10/04	39 yr
Prince Wil., VA	-	7,324	6,164	13,488	-	n/a	12/05	39 yr
Newcastle Co., DE	10,548	11,559	1,798	13,357	2,637	2010	4/04	39 yr
Carroll, MD	-	4,720	2,243	6,963	-	n/a	3/08	n/a
	67,272	57,421	132,176	189,597	43,031
Investment Property	-	2,231	315	2,546	659	n/a	4/86	n/a

GRAND TOTALS	$67,272	$ 93,055	$ 148,198	$ 241,253	$ 54,110
(a) The aggregate cost for Federal income tax purposes is $222,014